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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           _________________________



                                  FORM 8-K/A
                              (Amendment No. 1)

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 17, 1995



                                  DATUM INC.
              (Exact name of Registrant as specified in charter)

                                   _______


         Delaware                    0-6272                 95-2512237
 (State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)




1363 South State College Boulevard, Anaheim, California   92806-5790
       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code   (714) 533-6333


                                Not Applicable
       (Former name or former address, if changed, since last report.)


                               Page 1 of 5 Pages
                 Exhibit Index on Sequentially Numbered Page 4





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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.


       (c)     Exhibits.

      Exhibit
      Number
      --------

       23.1    Consent of Independent Accountants.




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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 28, 1995                           DATUM INC.



                                                  /s/ Louis B. Horwitz
                                                  -------------------------
                                                  Louis B. Horwitz
                                                  Chairman and President





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                               INDEX TO EXHIBITS



                                                                   Sequentially
                                                                     Numbered
Exhibit          Description                                           Page
- --------         -----------                                       ------------
 23.1     Consent of Independent Accountants                             5




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